EXHIBIT 32.2: CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. 1350, as adopted
           pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

      In connection with the accompanying Annual Report on Form 10-KSB of Magna-Lab, Inc. for the year ended February 28, 2007, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

      (3) such Annual Report on Form 10-KSB for the year ended February 28, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (4) the information contained in such Annual Report on Form 10-KSB for the year ended February 28, 2007 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.


June 6, 2007                /s/ Kenneth C. Riscica
                            ----------------------
                            Name: Kenneth C. Riscica
                            Title: Treasurer, Secretary, Chief Financial Officer


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

                                INDEX TO EXHIBITS

 No.                                                       Description
-----                                                      -----------

10.14 Note Payable to Magna Acquisition, LLC. dated September 29, 2006

10.15 Note Payable to Magna Acquisition, LLC dated May 30, 2007

31.1 Certification of Principal Executive Officer pursuant to Exchange Act Rule 13a - 14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2 Certification of Principal Financial Officer pursuant to Exchange Act Rule 13a - 14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1 Certification of Principal Executive Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2 Certification of Principal Financial Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


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